Slides Containing FSA Information Excerpts of Material Released on Dexia Website February 26, 2009 (Financial results are on IFRS basis.) Exhibit 99.1

2 FSA’s Financial Products Portfolio, in Run-Off Investments at economic balance reduced by projected PV economic losses. Ratings are the lower of S&P and Moody’s. Portfolio reclassified in L&R in Dexia IFRS accounts Frozen AFS reserves related to FP portfolio amount to circa USD 3.9 bn (EUR 2.8 bn) Based on prior valuation methods, the AFS reserve on FP would have deteriorated by USD 2.2 bn (EUR 1.5 bn) Impairments in 4Q08 were USD 57 m (EUR 38 m) leading to cumulative impairments of USD 1.5 bn (EUR 1.1 bn) USD 440 m (EUR 300 m) collective impairment booked on US RMBS in 4Q08, due to the deterioration of the US mortgage market and a more cautious approach Cash losses to date: USD 12 m 11.58273381 By asset class (USD 16.1 bn / EUR 11.5 bn) Other ABS 8% RMBS 67% Public related 25% By rating (USD 16.1 bn / EUR 11.5 bn) AAA 36% NIG 25% A 8% AA 17% BBB 14% Dec. 08 Dec. 08

3 3 4Q 2008 figures Financial Crisis Impact * Excluding banking counterparties within insurance activities 4Q08 Financial crisis impact (m EUR) Revenues (before tax) Cost of risk (before tax) Net income PWB PFS AM TFM CA FSA -1,302 -781 -2,031 -1,999 -34 FSA - Financial Products -38 -339 -378 -378 Sale of FSA Insurance -1,264 -442 -1,655 -1,621 -34 Realised loss on disposal + deconsolidation effects (write down of deferred tax assets, reversal of positive own credit risk etc.) Impairments and other -1,006 -450 -1,128 -2 -446 -41 -456 -183 Impairments & losses - insurance activities -509 - -456 -77 -379 Impairments & losses - banking counterparties* -118 -77 -173 -66 -107 Collective impairments - -176 -71 91 15 -177 Monolines -201 -91 -202 -202 Other value adjustments -162 - -127 -52 -75 Trading results, mainly within TFM Other -134 -107 -182 11 -82 -41 6 -76 Including Madoff exposure, Dexia AM one-off commercial action and impairments on invt. in funds Own credit risk (excl. FSA) 118 - 83 25 58 Total financial crisis impact -2,308 -1,230 -3,159 -2,001 -446 -41 -456 -216

4 Financial Crisis Impact 3 FY 2008 figures * Excluding banking counterparties within insurance activities 2008 Financial crisis impact (m EUR) Revenues (before tax) Cost of risk (before tax) Net income PWB PFS AM TFM CA FSA -2,060 -1,665 -3,139 -3,106 -34 FSA - Financial Products -344 -339 -676 -676 FSA - Insured portfolio -452 -884 -810 -810 Sale of FSA Insurance -1,264 -442 -1,655 -1,623 -34 Realised loss on disposal + deconsolidation effects (write down of deferred tax assets, reversal of positive own credit risk etc.) Impairments and other -2,114 -1,187 -2,729 -283 -723 -57 -1,504 -162 Impairments & losses - insurance activities -649 - -594 -90 -504 Impairments & losses - banking counterparties* -613 -368 -810 -750 -60 Collective impairments - -500 -386 -152 -56 -177 Monolines -381 -91 -320 -320 Other value adjustments -169 - -98 103 -201 Trading results, mainly within TFM Other -420 -228 -604 -170 -163 -57 -114 -101 Including KA and DKB, Madoff exposure, Dexia AM one-off commercial action and impairments on invt. in funds Own credit risk (excl. FSA) 118 - 83 25 58 Total financial crisis impact -4,173 -2,852 -5,868 -3,389 -723 -57 -1,504 -195

5 FSA: Contribution to Public and Wholesale Banking 2007 based on pro forma accounts 6 Quarterly series (m EUR) 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 Income 119 102 -89 -43 -204 88 -218 -1,122 Expenses -32 -35 -32 -35 -26 -7 -32 -84 Gross operating income 87 67 -121 -78 -231 80 -250 -1,207 Cost of risk -3 -3 -7 -9 -197 -432 -261 -813 Net income - Group share 60 51 -78 -49 -269 -221 -366 -1,911 o/w Impact financial crisis -6 -22 -138 -133 -342 -306 -459 -1,999 o/w Without financial crisis 66 73 60 83 74 85 93 87

4Q08 Specific Financial Information Based on recommendations from the Financial Stability Forum February 26, 2009

7 Monolines Dexia Hedged CDOs With a Majority of US RMBS Assets CMBS RMBS Conduits and SIV LBOs Loans – US, SP and UK Real Estate markets Dexia, excluding Financial Products business and insured portfolio of FSA Financial Products Business Insured Portfolio of FSA (held for sale) Exposures’ details Exposures to Other Insurers and Monolines Exposures’ details Exposures to Other Insurers and Monolines

8 Investments in the Financial Products (FP) Portfolio Total Invested Assets: $16.1 Bn(1) (1) Investments are shown at economic balance reduced by projected PV economic losses of $798 million. 3.9% of the portfolio is insured by FSA. As of 12/31/08. Ratings are the lower of S&P and Moody’s. A 8% AA 17% BBB 14% BIG 25% AAA 36% Insurance, $0.2 HELOCs, $0.2 Agency, $0.8 Prime RMBS, $0.2 Second Lien RMBS, $0.1 Subprime RMBS, $7.4 NIMs, $0.3 Other ABS, $0.3 Subprime Auto, $0.3 PFI / Regulated Utility, $0.8 Pooled Corporate CBO & CLO, $0.4 Municipal, $0.5 Military Housing, $0.6 Option Arm RMBS, $0.8 Agency MBS, $1.3 Alt-A RMBS, $2.0 Int'l ABS, $0.02

9 2004 2005 2006 2007 2008 Pre-2001 2001 2002 2003 2004 2005 2006 2007 2008 Exposure to Subprime U.S. RMBS (Excluding NIMs) 0.5 1.0 1.5 2.0 2.5 3.0 AAA AA A BBB BIG Vintage Exposure to U.S. Net Interest Margin Securities (NIMs) 0.75 0.25 0.50 Vintage AAA AA A BBB BIG Total FP Subprime: $7.4Bn 3.5 Total FP NIMs: $0.3Bn 1.00 As of 12/31/08.

10 2005 2006 2007 2008 2003 2004 2005 2006 2007 2008 Exposure to U.S. Alt-A First-Lien Mortgages AAA AA A BBB BIG 1.00 0.25 0.75 0.50 Vintage Exposure to Closed-End Second-Lien Mortgages (Alt-A) AAA AA A BBB BIG Vintage 1.00 0.25 0.75 0.50 Total FP Alt-A First Liens: $2.0Bn Total FP Closed-End Seconds: $0.1Bn As of 12/31/08.

11 2004 2005 2006 2007 2008 2004 2005 2006 2007 2008 Exposure to U.S. Option Adjustable Rate Mortgages (“ARMs”) AAA AA A BBB BIG Vintage Exposure to U.S. Home Equity Line of Credit RMBS (HELOCs) AAA AA A BBB BIG Vintage 1.00 0.25 0.75 0.50 1.00 0.25 0.75 0.50 Total FP Option ARMs: $0.8Bn Total FP HELOCs: $0.2Bn As of 12/31/08.

12 2000 2001 2002 2003 2004 2005 2006 2007 2008 2005 2006 2007 2008 Exposure to Other U.S. Residential AAA AA A BBB BIG Vintage Exposure to U.S. Agency MBS AAA AA A BBB BIG Vintage 1.00 0.25 0.75 0.50 1.00 0.25 0.75 0.50 Total FP Other Residential: $0.2Bn Total FP U.S. Agency MBS: $1.3Bn As of 12/31/08.

13 2003 2004 2005 2006 2007 2008 Total FP Global ABS CDOs: $0.01Bn AAA AA A BBB BIG Vintage 1.00 0.25 0.75 0.50 Exposure to Global ABS CDOs As of 12/31/08.

14 Monolines Dexia Hedged CDOs With a Majority of US RMBS Assets CMBS RMBS Conduits and SIV LBOs Loans – US, SP and UK Real Estate markets Dexia, excluding Financial Products business and insured portfolio of FSA Financial Products Business Insured Portfolio of FSA (held for sale) Exposures’ details Exposures to Other Insurers and Monolines Exposures’ details Exposures to Other Insurers and Monolines

15 BIG 28% A 21% BBB 47% AAA 2% AA 2% BIG 19% A 28% BBB 37% AA 16% FP Ratings Distribution of Exposure to Other Monolines & Reinsurers Assured (USD 188MM) Syncora (USD 353MM) Ambac (USD 867MM) MBIA (USD 911MM) BIG 78% AA 22% BIG 52% A 13% BBB 33% AAA 2% As of 12/31/08.

16 Utility 8% RMBS 30% U.S. Public Finance 9% CMBS 6% Other ABS 14% NIM 1% Military Housing 32% RMBS 65% Other ABS 35% U.S. Public Finance 14% RMBS 21% Utility 10% CMBS 29% Other ABS 26% Other ABS 18% U.S. Public Finance 25% RMBS 11% Military Housing 25% Utility 21% FP Investment Portfolio Exposure to Other Monolines and Reinsurers Sector Distribution Assured (USD 188MM) Syncora (USD 353MM) Ambac (USD 867MM) MBIA (USD 911MM) As of 12/31/08.

17 BIG 36% A 32% BBB 32% AA 23% A 27% BIG 50% BIG 100% FP Ratings Distribution of Exposure to Other Monolines & Reinsurers FGIC (USD 314MM) CIFG (USD 112MM) Radian Insurance Inc. (USD 258MM) As of 12/31/08.

18 NIM 100% Other ABS 27% RMBS 36% Utility 21% U.S. Public Finance 16% RMBS 38% Military Housing 50% ABS CDO 12% FP Investment Portfolio Exposure to Other Monolines and Reinsurers Sector Distribution FGIC (USD 314MM) CIFG (USD 112MM) Radian Insurance Inc. (USD 258MM) As of 12/31/08.

19 Monolines Dexia Hedged CDOs With a Majority of US RMBS Assets CMBS RMBS Conduits and SIV LBOs Loans – US, SP and UK Real Estate markets Dexia, excluding Financial Products business and insured portfolio of FSA Financial Products Business Insured Portfolio of FSA (held for sale) Exposures’ details Exposures to Other Insurers and Monolines Exposures’ details Exposures to Other Insurers and Monolines

20 Public Finance, $306.4 Asset-Backed, $118.0 FSA’s Run-Off Insured Portfolio Includes a Wide Variety of Asset-Backed, Mortgage-Backed and Other Structured Finance Obligations Asset-Backed Net Par Outstanding: $118.0Bn (1) Guaranteed investment contracts issued by FSA’s Financial Products affiliates and insured by FSA, Inc. The ratings for the policies on the GICs are distributed in proportion to the ratings of the underlying assets. As of 12/31/08. Ratings are FSA internal ratings. FSA’s Total Net Par Outstanding: $424.4Bn CLO, $33.5 HELOCs, $6.3 NIMs, $0.2 U.S. Sub-prime (excluding NIMs), $4.6 Financial Products, $15.3(1) ABS CDOs, $0.3 Option ARMs, $2.7 2nd Lien Alt A, $1.5 1st Lien Alt A, $1.6 Other Residential, $0.1 Other Consumer Receivables, $0.5 Other Pooled Corporate, $0.8 Global CBO, $2.2 CDS, $37.7 Other ABS, $1.6 U.S. Autos, $5.6 Other Intl ABS, $3.5 AAA 66% AA 6% A 3% BIG 15% BBB 10%

21 Pre-2001 2001 2002 2003 2004 2005 2006 2007 2008 0.5 1.0 1.5 2.0 2.5 3.0 AAA AA A BBB BIG Vintage Exposure to Subprime U.S. RMBS (Excluding NIMs) Total net insured par of Subprime: $4.6Bn As of 12/31/08.

22 2004 2005 2006 2007 2008 AAA AA A BBB BIG Vintage 0.5 1.0 1.5 2.0 2.5 3.0 Exposure to U.S. Net Interest Margin Securities (NIMs) Total net insured par of NIMs: $0.2Bn As of 12/31/08.

23 Pre-2004 2004 2005 2006 2007 2008 AAA AA A BBB BIG Vintage 0.5 1.0 1.5 2.0 2.5 3.0 Exposure to U.S. Alt-A First-Lien Mortgages Total net insured par of Alt-A First Liens: $1.6Bn As of 12/31/08.

24 2005 2006 2007 2008 AAA AA A BBB BIG Vintage 0.5 1.0 1.5 2.0 2.5 3.0 Exposure to Closed-End Second-Lien Mortgages (Alt-A) Total net insured par of Closed-End Seconds: $1.5Bn As of 12/31/08.

25 2004 2005 2006 2007 2008 AAA AA A BBB BIG Vintage 0.5 1.0 1.5 2.0 2.5 3.0 Exposure to U.S. Option Adjustable Rate Mortgages (“ARMs”) Total net insured par of Option ARMs: $2.7Bn As of 12/31/08.

26 Exposure to U.S. Home Equity Line of Credit RMBS (HELOCs) Total net insured par of HELOCs: $6.3Bn AAA AA A BBB BIG Vintage 0.5 1.0 1.5 2.0 2.5 3.0 As of 12/31/08. Pre-2004 2004 2005 2006 2007 2008

27 Pre-2002 2002 2003 2004 2005 2006 2007 2008 Total net insured par of Other Residential: $0.1Bn AAA AA A BBB BIG Vintage 0.5 1.0 1.5 2.0 2.5 3.0 Exposure to Other U.S. Residential As of 12/31/08.

28 2000 2001 2002 2003 2004 2005 2006 2007 2008 AAA AA A BBB BIG Vintage 0.5 1.0 1.5 2.0 2.5 3.0 Exposure to Global ABS CDOs Total net insured par of Global ABS CDOs: $0.3Bn As of 12/31/08. 2005 vintage exposure was eliminated after the close of the fourth quarter.

29 Monolines Dexia Hedged CDOs With a Majority of US RMBS Assets CMBS RMBS Conduits and SIV LBOs Loans – US, SP and UK Real Estate markets Dexia, excluding Financial Products business and insured portfolio of FSA Financial Products Business Insured Portfolio of FSA (held for sale) Exposures’ details Exposures to Other Insurers and Monolines Exposures’ details Exposures to Other Insurers and Monolines

30 FSA Cedes 22.2% of Its Insured Portfolio to a Diversified Group of Reinsurers and Other Monolines FSA’s Total Gross Par Outstanding: $545.6Bn Ceded Par Outstanding: $121.2Bn As of 12/31/08. * Federal Insurance Co., FGIC, Security Life of Denver Int., Munich Re, Partner Re and XL Insurance (Bermuda) Ltd Retained by FSA, $424.4 Ceded, $121.2 CLO, $4.9 Other ABS, $2.4 Transportation, $11.2 Housing, $1.9 Healthcare, $9.6 Other Muni, $0.7 Education/University, $1.7 Consumer, $0.9 Residential, $2.4 International Public Finance, $16.1 G.O., $30.2 Utility, $13.2 CBO, $0.2 International ABS excl. Pooled Corp., $0.8 Tax Supported Non-G.O., $18.3 CDS, $6.7 Assured 27.2% Radian Ass et 20.2% Syncora 3.4% Swiss Re 3.4% RVI 3.4% Mitsui Sumitomo 2.2% CIFG 1.6% Ambac 0.9% ACA 0.8% Other* 1.1% RAM Re 9.8% Tokio Marine 26.0%

31 Ratings Distribution of Exposure to Assured Guaranty FSA Insured Portfolio Previously Guaranteed by Assured Guaranty (USD 972MM) FSA Investment Portfolio Guaranteed by Assured Guaranty (USD 84MM) FSA Exposure Ceded to Assured Guaranty (USD 32,926MM) AA 10% BBB 8% A 24% BIG 58% A 82% BBB 16% AAA 2% AA 40% A 38% BIG 2% AAA 5% BBB 15% As of 12/31/08.

32 Other ABS 31% U.S. Public Finance 8% RMBS 33% Pooled Corporate 28% U.S. Public Finance 100% Consumer 1% Pooled Corporate 5% International Public Finance 16% U.S. Public Finance 76% Other ABS <1% RMBS 2% Exposure to Assured Guaranty Sector Distribution FSA Investment Portfolio Guaranteed by Assured Guaranty (USD 84MM) FSA Exposure Ceded to Assured Guaranty (USD 32,926MM) FSA Insured Portfolio Previously Guaranteed by Assured Guaranty (USD 972MM) As of 12/31/08.

33 BIG 24% A 21% BBB 25% AAA 30% AA 21% A 75% BIG 4% A 36% AA 8% BBB 56% Ratings Distribution of Exposure to Syncora FSA Insured Portfolio Previously Guaranteed by Syncora (USD 1,364MM) FSA Investment Portfolio Guaranteed by Syncora (USD 26MM) FSA Exposure Ceded to Syncora (USD 4,156MM) As of 12/31/08.

34 Other ABS 9% RMBS 15% International Public Finance 31% Pooled Corporate 34% U.S. Public Finance 11% International Public Finance 58% Other ABS 6% Pooled Corporate 6% U.S. Public Finance 30% U.S. Public Finance 100% Exposure to Syncora Guarantee Inc. Sector Distribution FSA Insured Portfolio Previously Guaranteed by Syncora (USD 1,364 MM) FSA Investment Portfolio Guaranteed by Syncora (USD 26MM) FSA Exposure Ceded to Syncora (USD 4,156MM) As of 12/31/08.

35 Ratings Distribution of Exposure to Ambac FSA Insured Portfolio Previously Guaranteed by Ambac (USD 4,975MM) FSA Investment Portfolio Guaranteed by Ambac (USD 634MM) FSA Exposure Ceded to Ambac (USD 1,075MM) BIG 9% A 32% BBB 11% AAA 6% AA 42% AA 41% A 52% BBB 5% BIG 2% A 39% BBB 52% AA 9% BIG <1% As of 12/31/08.

36 RMBS 3% Pooled Corporate 18% Consumer 4% International Public Finance 15% U.S. Public Finance 56% Other ABS 4% U.S. Public Finance 5% International Public Finance 47% U.S. Health Care 48% U.S. Public Finance 100% Exposure to Ambac Sector Distribution FSA Insured Portfolio Previously Guaranteed by Ambac (USD 4,975MM) FSA Investment Portfolio Guaranteed by Ambac (USD 634MM) FSA Exposure Ceded to Ambac (USD 1,075MM) As of 12/31/08.

37 Ratings Distribution of Exposure to MBIA FSA Insured Portfolio Previously Guaranteed by MBIA (USD 4,034MM) FSA Investment Portfolio Guaranteed by MBIA (USD 962MM)(1) As of 12/31/08. (1) Includes FGIC exposure assumed by MBIA under cut-through reinsurance arrangement. A 14% BBB 32% AA 54% AA 38% A 55% BIG 1% BBB 6%

38 RMBS 8% Pooled Corporate 34% International Public Finance 24% U.S. Public Finance 32% Other ABS 2% U.S. Public Finance 100% Exposure to MBIA Sector Distribution FSA Insured Portfolio Previously Guaranteed by MBIA (USD 4,034MM) FSA Investment Portfolio Guaranteed By MBIA (USD 962MM) As of 12/31/08.

39 BIG 2% A 57% BBB 8% AA 33% AA 66% A 33% BBB 1% A 100% Ratings Distribution of Exposure to FGIC FSA Insured Portfolio Previously Guaranteed by FGIC (USD 5,385MM) FSA Investment Portfolio Guaranteed by FGIC (USD 31MM)(1) FSA Exposure Ceded to FGIC (USD 279MM) As of 12/31/08. (1) Excludes FGIC exposure assumed by MBIA under cut-through reinsurance arrangement.

40 International Public Finance 100% RMBS 2% International Public Finance 13% U.S. Public Finance 85% U.S. Public Finance 100% Exposure to FGIC Sector Distribution FSA Insured Portfolio Previously Guaranteed by FGIC (USD 5,385MM) FSA Investment Portfolio Guaranteed by FGIC (USD 31MM) FSA Exposure Ceded to FGIC (USD 279MM) As of 12/31/08.

41 A 9% BBB 89% AA 2% A 100% AAA 2% AA 27% A 37% BBB 30% BIG 4% Ratings Distribution of Exposure to CIFG FSA Insured Portfolio Previously Guaranteed by CIFG (USD 195MM) FSA Investment Portfolio Guaranteed by CIFG (USD 24MM) FSA Exposure Ceded to CIFG (USD 1,901MM) As of 12/31/08.

42 U.S. Public Finance 61% Other ABS 39% U.S. Public Finance 76% International Public Finance 21% Pooled Corporate 2% RMBS 1% U.S. Public Finance 100% Exposure to CIFG Sector Distribution FSA Insured Portfolio Previously Guaranteed by CIFG (USD 195MM) FSA Investment Portfolio Guaranteed by CIFG (USD 24MM) FSA Exposure Ceded to CIFG (USD 1,901MM) As of 12/31/08.

43 Ratings Distribution of Exposure to ACA FSA Insured Portfolio Previously Guaranteed by ACA (USD 19MM) FSA Exposure Ceded to ACA (USD 943MM) BIG 20% BBB 11% AA 69% BBB 2% A 26% AA 72% As of 12/31/08.

44 U.S. Public Finance 100% U.S. Public Finance 100% Exposure to ACA Sector Distribution FSA Insured Portfolio Previously Guaranteed by ACA (USD 19MM) FSA Exposure Ceded to ACA (USD 943MM) As of 12/31/08.

45 AA 100% Ratings Distribution of Exposure to Radian Asset Assurance & Radian Insurance Inc. FSA Insured Portfolio Previously Guaranteed by Radian Asset Assurance (USD 96MM) FSA Investment Portfolio Guaranteed by Radian Asset Assurance (USD 2MM) FSA Exposure Ceded to Radian Asset Assurance (USD 24,460MM)(1) As of 12/31/08. Charts above do not include first-loss protection provided by Radian Insurance Inc. on NIMs. BIG 25% A 14% BBB 57% AAA 4% AAA 8% A 38% BBB 11% AA 42% BIG 1%

46 RMBS 4% U.S. Public Finance 96% U.S. Public Finance 83% RMBS 1% Other ABS 1% Pooled Corporate 6% International Public Finance 8% Consumer 1% U.S. Public Finance 100% Exposure to Radian Asset Assurance & Radian Insurance Inc. Sector Distribution FSA Insured Portfolio Previously Guaranteed by Radian Asset Assurance (USD 96MM) FSA Investment Portfolio Guaranteed by Radian Asset Assurance (USD 2MM) FSA Exposure Ceded to Radian Asset Assurance (USD 24,460MM)(1) As of 12/31/08. Charts above do not include first-loss protection provided by Radian Insurance Inc. on NIMs.

47 Ratings Distribution of Exposure to RAM Reinsurance Co. Ltd. FSA Exposure Ceded to RAM Reinsurance Co. Ltd. (USD 11,936MM) A 32% BBB 12% AAA 13% AA 41% BIG 2% As of 12/31/08.

48 Exposure to RAM Reinsurance Co. Ltd. Sector Distribution FSA Exposure Ceded to RAM Reinsurance Co. Ltd. (USD 11,936MM) U.S. Public Finance 74% RMBS 2% Other ABS 1% Pooled Corporate 12% International Public Finance 10% Consumer 1% As of 12/31/08.